Exhibit 10.1

Execution Version

UNIT SUBSCRIPTION AGREEMENT

by and among

QLT INC.

and

THE INVESTORS IDENTIFIED
ON SCHEDULE I HERETO

Dated as of June 14, 2016

TABLE OF CONTENTS
(continued)

SCHEDULE I	Schedule of Investors
ANNEX A	Investors’ Registration Rights
ANNEX B	Form of Warrant Agreement

ii

UNIT SUBSCRIPTION AGREEMENT

This UNIT SUBSCRIPTION AGREEMENT, dated as of June 14, 2016 (this “Agreement”), is by and among QLT Inc., a corporation formed under the laws of the Province of British Columbia, Canada (the “Company”) and the Persons identified on Schedule I hereto (each an “Investor” and together, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Aegerion”), wish to enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which a wholly-owned subsidiary of the Company would merge with and into Aegerion (the “Merger”), with Aegerion surviving as a wholly-owned indirect subsidiary of the Company;

WHEREAS, the Investors have agreed to provide capital to the Company in support of the Merger;

WHEREAS, in furtherance of the foregoing, the Company desires to allot and issue to the Investors, and the Investors desire to subscribe for, up to a maximum of 12,363,636 common shares of the Company (the “Shares”) and an equal number of Warrants (together with the Shares, the “Units”) for the Subscription Price (as hereinafter defined) as set forth in, and in accordance with the other provisions of, this Agreement;

WHEREAS, the Company has agreed to grant the Investors the registration rights provided for herein; and

WHEREAS, certain terms used in this Agreement are defined in Section 1.1.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Certain Definitions.  Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement.

In addition, for purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Canadian Securities Laws” means all applicable Canadian securities laws, rules, regulations, notices, instruments, blanket orders and policies in each Province of Canada in which the Company is a reporting issuer or equivalent.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Deerfield” means Deerfield Partners, L.P., a Delaware limited partnership, and Deerfield International Master Fund, L.P., a limited partnership formed under the laws of the British Virgin Islands.

“Governmental Authority” means any international, multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any ministry, department, division, bureau, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, the NASDAQ or any other applicable stock exchange), domestic or foreign, exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel, arbitrator or arbitral body acting under the authority of any of the foregoing.

“Investor Shares” with respect to each Investor means the number of Shares to be issued to such Investor pursuant to this Agreement at the Investor Closing, equal to the quotient obtained by dividing the Subscription Price of such Investor by the Per Share Subscription Price.

“Investor Units” with respect to each Investor means, together, such Investor’s Investor Shares and such Investor’s Investor Warrants.

“Investor Warrants” with respect to each Investor means the number of Warrants to be issued to such Investor pursuant to this Agreement at the Investor Closing, equal to the number of such Investor’s Investor Shares.

“Law” any and all laws, statutes, codes, ordinances (including zoning), approvals, rules, regulations, instruments, by-laws, notices, policies, protocols, guidelines, guidance, manuals, treaties or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity.

“NASDAQ” means the NASDAQ Global Select Market.

“Per Share Subscription Price” means $1.76.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Law thereto, and the rules and regulations issued pursuant to that statute or any successor Law.

“TSX” means the Toronto Stock Exchange.

“Warrants” means the warrants to be issued in accordance with the provisions of a warrant agreement, substantially in the form attached hereto as Annex B (the “Warrant Agreement”).

“Warrant Shares” means the common shares of the Company to be issued upon exercise of the Warrants.

1.2                               Terms Defined Elsewhere in this Agreement.  For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section
Agreement	Preamble
Company	Preamble
Company SEC Documents	3.1(f)
Confidentiality Agreement	5.1
Consents	5.2(a)
Investment Closing	2.3
Investment Closing Date	2.3
Investors	Preamble
Investors’ Disclosure Schedule	ARTICLE IV
Investor Registration Expenses	Annex A
Investor Registration	Annex A
Investor Registration Statement	Annex A
Losses	1.2(f)
Merger	Recitals
Merger Agreement	Recitals
register, registered, registration	Annex A
Registrable Securities	Annex A
Selling Expenses	Annex A
Shares	Recitals
Subscription Price	2.1(d)
Transfer Agent	2.2(b)

1.3                               Other Definitional and Interpretive Matters.

(a)                                 Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.  If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

Dollars.  Any reference in this Agreement to $ shall mean U.S. dollars.

Schedules and Annexes.  The Schedules and Annexes to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.  All Schedules and Annexes annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Schedule or Annex but not otherwise defined therein shall be defined as set forth in this Agreement.

Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.  All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

Including.  The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(b)                                 The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

SUBSCRIPTION FOR UNITS; SUBSCRIPTION PRICE; INVESTMENT CLOSING

2.1                               Subscription for Units.

(a)                                 Subject to the terms and conditions hereof, at the Investment Closing, each Investor hereby agrees to subscribe for such Investor’s Investor Units.

(b)                                 Subject to the terms and conditions hereof, at the Investment Closing, the Board of Directors (the “Board”) of the Company will approve the allotment and issue to each Investor of such Investor’s Investor Units, consisting of such Investor’s Investor Shares and Investor Warrants and procure that the Company’s shareholder register reflects the allotment and issue and that share certificates and warrant certificates (or evidence of book entry) are delivered to the Investors.

(c)                                  The aggregate amount that each Investor will pay to the Company for the Units it subscribes for hereunder shall be set forth opposite such Investor’s name under the heading “Subscription Price” on Schedule I hereto (with respect to each Investor, the “Subscription Price”).

2.2                               Payment of Subscription Price; Allotment of Units.

(a)                                 At the Investment Closing, each Investor shall pay its respective Subscription Price to the Company by wire transfer of immediately available funds into an account designated in writing by the Company.  The Company shall provide written notice to the Investors of such account not less than three (3) Business Days prior to the Investment Closing Date.

(b)                                 At the Investment Closing, the Company will (i) irrevocably instruct its transfer agent (the “Transfer Agent”) to deliver to each Investor, such Investor’s Investor Shares, in certificate or book entry form, in each case registered in the name of such Investor and (ii) deliver to each Investor such Investor’s Investor Warrants.

2.3                               Investment Closing.  Subject to the satisfaction or waiver of the conditions set forth in ARTICLE VI (other than conditions that by their nature are to be satisfied at the Investment Closing, but subject to the satisfaction or waiver of those conditions at such time), the consummation of the allotment and issue of the Units provided for in Section 2.1 hereof (the “Investment Closing”) shall occur immediately prior to and at the same location as the Closing under the Merger Agreement.  The date the Investment Closing occurs is referred to as the “Investment Closing Date”.

2.4                               Company Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, the Company shall deliver, or cause to be delivered, to each Investor:

(a)                                 copies of resolutions, certified by an officer of the Company, as to the authorization by the board of directors and shareholders of the Company of this Agreement and all of the transactions contemplated hereby, including, but not limited to, the Company’s issuance and sale of the Shares and the Warrants;

(b)                                 a certificate in form and substance reasonably satisfactory to each Investor, dated the Investment Closing Date and signed by an executive officer of the Company, stating that the conditions set forth in Sections 6.2(a) and 6.2(b) hereof are satisfied;

(c)                                  the Shares as set forth in Section 2.2(b) hereof, in certificate or book entry form (except in the case of Deerfield, who will receive certificated Units), in each case registered in the name of such Investor, which Shares shall be free and clear of any Liens, and evidence that a book entry representing the issuance of such Investor’s Investor Shares has been established on the books and records of the Company at the Transfer Agent;

(d)                                 the Warrants, represented by the Warrant Agreement, as set forth in Section 2.2(b) hereof, duly executed on behalf of the Company and registered in the name of such Investor, which Warrants shall be free and clear of any Liens; and

(e)                                  the Units as set forth in Section 2.2(b) hereof, in certificate or book entry form (except in the case of Deerfield, who will receive certificated Units), in each case registered in the name of such Investor, which Units shall be free and clear of any Liens; and

(f)                                   following the Investor’s receipt of the Investor Units, a cross-receipt, executed by the Company and delivered to each Investor certifying that it has received the Subscription Price from such Investor as of the Investment Closing Date.

2.5                               Investor Deliveries.  At the Investment Closing, subject to the terms and conditions hereof, each Investor will deliver, or cause to be delivered, to the Company:

(a)                                 payment to the Company of such Investor’s respective Subscription Price by wire transfer of immediately available funds to the account designated by the Company;

(b)                                 a cross-receipt executed by each Investor and delivered to the Company certifying that, as of the Investment Closing Date, it has received, in the case of each Investor, such Investor’s Investor Units; and

(c)                                  a certificate in form and substance reasonably satisfactory to the Company, dated the Investment Closing Date and signed by an authorized signatory of such Investor, stating that the conditions in Sections 6.3(a)and 6.3(b) hereof have been satisfied and/or complied with by each Investor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1                               Representations and Warranties of the Company.  In order to induce the Investors to enter into this Agreement, the Company represents and warrants to each Investor as follows:

(a)                                 Corporate Existence; Authority.

(i)                                     The Company is a corporation duly incorporated and validly existing under the Laws of British Columbia, Canada.  The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  The Company has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the transactions contemplated hereby (including, without limitation, the issuance of the Shares and the Warrants, and the reservation for issuance and issuance of the Warrant Shares).  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of the Company.  The Board of the Company has determined that this Agreement is advisable to and is in the best interests of the Company and its shareholders and, other than requisite shareholder approval, no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by each of the Investors) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will:

(i)                                     conflict with, or result in a breach of, any provision of the Notice of Articles and Articles of the Company;

(ii)                                  violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, adversely modify or call a default under, or result in the creation of any Liens upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company or any of its Subsidiaries is a party;

(iii)                               violate any Laws applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; or

(iv)                              require any action or consent or approval of, or review by, other than registrations or other actions required under federal and state securities Laws and the Canadian Securities Laws as are contemplated by this Agreement or any post-closing notice filings required under applicable United States federal or state securities laws.

(c)                                  Capitalization.  As of the date of this Agreement, the authorized capital of the Company consists of 500,000,000 common shares and 5,000,000 preferred shares, without par value, of which 52,829,398 common shares are issued and outstanding as of June 7, 2016, all of which have been duly authorized and validly issued and are fully paid and non-assessable.  As of the date of this Agreement, (i) 3,432,194 common shares are reserved for issuance pursuant to the Company’s stock option plan (including nil common shares reserved for issuance upon settlement of outstanding Company restricted stock units and 425,152 common shares reserved for issuance upon exercise of outstanding Company stock options) and (ii) 69,734,288 common shares are reserved for issuance pursuant to the Warrant Agreement.  Except as set forth in the Company SEC Documents (as defined below), there are no stockholders agreements, voting agreements (except for those Voting Agreements to be entered between the Investors and Aegerion) or other similar agreements with respect to the Company’s capital stock to which the Company is a party.

(d)                                 Merger Agreement.  The Company has provided the Investors with true, correct and complete copies of the Merger Agreement and any annexes, exhibits, schedules (excluding disclosure schedules) thereto.

(e)                                  Investor Registration Statement.  None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Investor Registration Statement to be filed with the Commission by the Company under the Securities Act at the time the Investor Registration Statement becomes effective will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on written information supplied by the Investors expressly for inclusion or incorporation by reference in the Investor Registration Statement). The Investor Registration Statement, except for such portions thereof that relate only to Investors, will comply as to form in all material respects with the provisions of the Securities Act.

(f)                                   Valid Issuance.  The Shares and the Warrants to be issued pursuant to this Agreement will be duly authorized and validly issued and, at the Investment Closing, all such Shares will be fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all Liens (other than restrictions on transfer imposed by U.S. federal and state securities laws and Canadian Securities Laws), and all such Warrants will constitute valid and legally binding obligations of the Company in accordance with their terms and will be free of preemptive rights or similar rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all Liens (other than restrictions on transfer imposed by U.S. federal and state securities laws and Canadian Securities Laws).  The Warrant Shares to be issued upon exercise of the Warrants will be duly authorized and validly issued and, at the time of such issuance, all such Shares will be fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and will be free and clear of all liens (other than restrictions on transfer imposed by U.S. federal and state securities laws and Canadian Securities Laws).

(g)                                  SEC Filings.  The Company has timely filed or received the appropriate extension of time within which to file with the Commission all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2016 under the Exchange Act or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the “Company SEC Documents”).  The Company SEC Documents, including any financial statements or schedules included therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.  The financial statements of the Company included in the Company SEC Documents at the time filed complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP during the periods involved (except as may be indicated in the notes thereto, auditor’s report thereon or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements to normal audit adjustments and subject to restatements filed with the Commission prior to the date of this Agreement) the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.  No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act other than as part of the Company’s consolidated group or required to file any form, report or other document with the Commission, NASDAQ, the TSX, any other stock exchange or comparable Governmental Authority.

(h)                                 Private Placement.  Assuming that the representations of each Investor set forth in Section 4.1(c) are true and correct, the initial allotment and issuance of the Units in conformity with the terms of this Agreement are exempt from both (i) the registration requirements of Section 5 of the Securities Act and (ii) the prospectus requirements of the Canadian Securities Laws.  Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Units by any form of “general solicitation” or “general advertising”, as such terms are used in Rule 502(c) of Regulation D under the Securities Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

4.1                               Representations and Warranties of the Investors.  In order to induce the Company to enter into this Agreement, each Investor severally for itself and not jointly with any one or more of the other Investors represents and warrants to the Company as follows:

(a)                                 Corporate Existence; Authority; No Violation.

(i)                                     Investor is a legal entity validly existing under the Laws of the jurisdiction of its organization.  Investor has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted.

(ii)                                  Investor has the corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by all necessary corporate action on the part of Investor.  No other corporate proceedings on the part of Investor are necessary to approve this Agreement and to consummate the subscription for such Investor’s Investor Units.  This Agreement has been duly and validly executed and delivered by Investor and (assuming the due authorization, execution and delivery by the Company and the other Investors) constitutes the valid and binding obligation of Investor, enforceable against Investor in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and to general principles of equity).

(b)                                 Conflicts; Consents and Approvals.  Neither the execution and delivery of this Agreement by Investor nor the consummation of the subscription for such Investor’s Investor Units, will:

(i)                                     conflict with, or result in a breach of, any provision of the organizational documents of Investor;

(ii)                                  violate any Laws applicable to Investor or any of its Subsidiaries or any of their respective properties or assets; or

(iii)                               require any action or consent or approval of, or review by, or registration or filing by Investor or any of its Affiliates with, any third party or any Governmental Authority, other than registrations, beneficial ownership filings or other actions required under federal and state securities Laws as are contemplated by this Agreement.

(c)                                  Certain Securities Law Matters.

(i)                                     Investor is acquiring its Units as principal for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, and, in each case, not with a view to the distribution thereof within the meaning of the Securities Act and Canadian Securities Law.

(ii)                                  Investor is resident in the jurisdiction stated in Schedule I applicable thereto.

(iii)                               Investor understands that the Units issued to it will not be transferable except (a) pursuant to an effective registration statement under the Securities Act and compliance with Canadian Securities Laws as applicable (b) pursuant to an available exemption from, or in a transaction not subject to, the Securities Act or applicable Canadian Securities Laws as evidenced by receipt by the Company of a written opinion of counsel for Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws and exempt from the prospectus requirements of applicable Canadian Securities Laws, as applicable, or (c) pursuant to Rule 144 under the Securities Act (“Rule 144”) and after expiry of all “hold periods” or “seasoning periods” in Canada.  A restrictive legend shall be placed on certificates representing the Units to be delivered to Investor at the Investment Closing, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”

(d)                                 Investor Status.

(i)                                     At the time Investor was offered the Units, it was, and at the date hereof it is, either (a) a “qualified institutional buyer”, as defined in Rule 144A under the Securities Act, or (b) an “accredited investor”, as defined in Rule 501(a) of Regulation D.

(ii)                                  Investor is an “accredited investor” as defined in National Instrument 45-106 - Prospectus Exemptions promulgated under applicable Canadian Securities Laws.

(e)                                  Sufficiency of Funds.  The Investor has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Subscription Price and consummate the transactions contemplated by this Agreement.

(f)                                   No Bad Actor.  No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act is applicable to the Investor.

(g)                                  No General Solicitation.  Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer, sale or contemplated distribution of the Units.

(h)                                 Investors Acknowledgement.  Each Investor represents that it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Company pursuant to this Agreement and is able to bear the economic risk of loss of its investment in the Company pursuant to this Agreement.  Each Investor acknowledges that it is not relying upon any Person, other than the Company and their officers and directors, in making its investment or decision to invest in the Company pursuant to this Agreement.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1                               Furnishing Information.  The parties hereto hereby agree that all information received by them or their respective officers, directors, employees or representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be governed in accordance with the respective confidentiality agreement entered into by such receiving party and any of the other parties hereto (collectively, the “Confidentiality Agreements”), each of which shall continue in full force and effect in accordance with its terms.

5.2                               Filings; Commercially Reasonable Efforts; Notification.

(a)                                 Upon the terms and subject to the conditions of this Agreement, each of the parties shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement, including (i) obtaining and maintaining all necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals (collectively, “Consents”) from applicable Governmental Authorities and the making of all other necessary registrations and filings, (ii) obtaining all Consents from third parties that are reasonably necessary in connection with the transactions contemplated by this Agreement, (iii) obtaining all required Consents from third parties, including required Consents from the Company’s shareholders, and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate any of the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

(b)                                 The Company shall (i) use commercially reasonable efforts to make or cause to be made such filings with applicable Governmental Authorities as are required in connection with the transactions contemplated by this Agreement as soon as reasonably practicable after the date of this Agreement and (ii) cooperate in good faith with the other parties in obtaining any Consents from Governmental Authorities and in connection with resolving any investigation or other inquiry of any Governmental Authority with respect to such filings.

(c)                                  The Company shall use commercially reasonable efforts to ensure that none of the information supplied or to be supplied for inclusion or incorporation by reference in the Investor Registration Statement to be filed with the Commission by the Company under the Securities Act at the time the Investor Registration Statement becomes effective will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made by the Company or the Investors with respect to statements made or incorporated by reference therein based on written information supplied by the other parties hereto expressly for inclusion or incorporation by reference in the Investor Registration Statement).

5.3                               NASDAQ and TSX Listing.  The Company shall use commercially reasonable efforts to cause the Shares and the Warrant Shares to be approved for listing on NASDAQ and conditionally approved for listing on the TSX prior to the Investment Closing, as mutually agreed by the parties, subject to official notice of issuance in respect of NASDAQ and subject to compliance with all of the customary requirements of the TSX, including receipt of all documentation required by the TSX.

5.4                               Reporting Issuer Status.  The Company shall have the status of a reporting issuer not in default immediately preceding the Investment Closing.

5.5                               Further Assurances.  Subject to, and not in limitation of, Section 5.2, the Company shall use its commercially reasonable efforts to (i) take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

5.6                               Advice of Changes.  The Company shall promptly advise the Investors of any fact, change, event or circumstance that the Company believes would cause any condition to the Investment Closing not to be satisfied; provided that any failure to give notice in accordance with the foregoing shall not be deemed to constitute a violation of this Section 5.6 or the failure of the condition set forth in Section 6.2(b) hereof to be satisfied.

5.7                               Investors’ Registration Rights.  The Investors shall have the registration rights set forth on Annex A hereto.

5.8                               Investor Agreement.  Each of the Investors agrees that, it will not acquire securities of the Company which result in, or following conversion would result in, such Investor holding thirty-five (35%) percent or greater of the total issued and outstanding voting securities of the Company after giving effect to the Merger and the issuance of the Shares to the Investors contemplated hereby; provided that the voting securities held by such Investor shall include for purposes of this Section 5.8 any shares beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by all other persons who together with such Investor constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

5.9                               Additional Company Agreements.

(a)                                 The Company acknowledges and agrees that an Investor may from time to time make a bona fide pledge pursuant to an effective margin agreement with a registered broker-dealer or grant a security interest in some or all of the Investor Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to the approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the applicable Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of securities may reasonably request in connection with a pledge or transfer of the securities, including, if the securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(b)                                 Legends (including the legend set forth in Section 4.1(c) hereof) shall be removable from certificates evidencing the Units, Shares, Warrants and the Warrant Shares in the following circumstances: (i) while a registration statement (including the Investor Registration Statement) covering the resale of such security is effective under the Securities Act (provided that, if the Investor is selling pursuant to the effective registration statement registering the securities for resale, the Investor agrees to only sell such securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) following any sale of such securities pursuant to Rule 144, (iii) if such securities are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  Promptly following a request by the Investor, which must be directed to the Company’s chief financial officer and general counsel, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder, provided that, upon reasonable request and upon delivery of a form of certificate, customary in form and substance, by the Company to the Investors, the Investors shall deliver a back-up certificate to the Company in connection with the removal of such legend. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends.  The Company agrees that following the effective date of the initial registration statement covering the resale of any of such securities or at such time as such legend is no longer required under Section 4.1(c) of this Section 5.9 and subject to the conditions set forth above, it will, no later than three trading days following the delivery by an Investor to the Company or the Transfer Agent of a certificate representing the Shares or Warrant Shares, as applicable, issued with a restrictive legend (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in Section 4.1 and this Section 5.9.  Certificates for Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to an Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor, provided that, upon notice by the Company to an Investor of transmission of Shares or Warrant Shares through the Depository Trust Company System, such Investor shall instruct its prime broker to receive such Shares or Warrant Shares through the Depository Trust Company System.

(c)                                  In addition to such Investor’s other available remedies, the Company shall pay to an Investor, in cash, the greater of (i) as partial liquidated damages and not as a penalty, for each $1,000 of Units, Shares, Warrants or Warrant Shares, as the case may be, (based on the VWAP of the Shares on the date such securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per trading day for each trading day after the fifth trading day after the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Investor’s right to pursue actual damages for the Company’s failure to deliver certificates representing any such securities as required by this Agreement, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(d)                                 Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell any Units, Shares, Warrants or Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to an Investor Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 5.9 is predicated upon the Company’s reliance upon this understanding.

ARTICLE VI

CONDITIONS TO INVESTMENT CLOSING

6.1                               Mutual Conditions.  The respective obligations of each Investor and the Company to consummate the subscription and issuance of the Units shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 No Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that remains in effect and temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;

(b)                                 No outstanding judgment, injunction, order or decree of a competent Governmental Authority shall have been entered and shall continue to be in effect, and no Law shall have been adopted or be effective, in each case that prohibits, enjoins or makes illegal the consummation of the transactions contemplated by this Agreement;

(c)                                  No material amendment, modification or waiver of a material right under the Merger Agreement in the form as executed by the Parties thereto as of the date of this Agreement has occurred;

(d)                                 Any required approvals of the Company’s shareholders relating to the issuance of the Units pursuant to this Agreement shall have been obtained at a meeting of the Company’s shareholders in accordance with applicable Laws; and

(e)                                  The conditions set forth in ARTICLE VIII of the Merger Agreement shall have been satisfied or waived, and the Parties to the Merger Agreement shall have irrevocably committed, subject to no further conditions, to effect the Closing under the Merger Agreement  immediately after the Investment Closing.

6.2                               Investor’s Conditions.  The obligations of each Investor to consummate the subscription of such Investor’s Investor Units shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following additional conditions (any or all of which may be waived by such Investor on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 The representations and warranties of the Company set forth in Sections 3.1, respectively, qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Investment Closing as though made at and as of the Investment Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materially shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 the Company shall have performed and complied in all material respects with its respective obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Investment Closing Date;

(c)                                  the Shares shall have been approved for listing on NASDAQ and the TSX, subject to official notice of issuances in respect of NASDAQ and subject to compliance with all of the customary conditions of the TSX, including receipt of all documentation required by the TSX;

(d)                                 the Company shall have delivered, or caused to be delivered, to such Investor at the Investment Closing, the Company’s closing deliverables described in Section 2.4; and

(e)                                  there shall not be pending any suit, action or proceeding by any Person seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement, which suit, action or proceeding is reasonably likely to have a material adverse effect on such Investor.

6.3                               Company Conditions.  The obligation of the Company to consummate the allotment and issuance of the Units to each Investor shall be subject to the satisfaction on or prior to the Investment Closing Date of each of the following conditions with respect to such Investor (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):

(a)                                 the representations and warranties of such Investor set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Investment Closing as though made at and as of the Investment Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 such Investor shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by such Investor on or prior to the Investment Closing Date;

(c)                                  there shall not be pending any suit, action or proceeding by any Person seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement, which suit, action or proceeding is reasonably likely to have a material adverse effect on the Company; and

(d)                                 such Investor shall have delivered, or caused to be delivered, to the Company at the Investment Closing such Investor’s closing deliverables described in Section 2.5.

ARTICLE VII

TERMINATION

7.1                               Termination.

(a)                                 This Agreement shall automatically terminate, without the need for any further action by the Company or any Investor, upon the valid termination of the Merger Agreement.

(b)                                 Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Investment Closing with respect to the applicable parties as follows:

(i)                                     by mutual written consent of the Company, on the one hand, and one or more Investors, on the other hand, which termination shall be effective as between or among the Company and such Investor(s);

(ii)                                  by the Company or any of the Investors (but only with respect to such terminating Investor’s rights and obligations hereunder) if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or if any judgment, injunction, order or decree of a competent Governmental Authority enjoining the Company or such Investor from consummating the transactions contemplated by this Agreement shall have been entered and such judgment, injunction, order or decree shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section  7.1(b)(ii) shall have used its commercially reasonable efforts to render inapplicable such Law or regulation or remove such judgment, injunction, order or decree as required by Section 5.2; or

(iii)                               by any of the Investors (but only with respect to such terminating Investor’s rights and obligations hereunder) if the Investment Closing shall not have occurred on or before the eight month anniversary of the date of this Agreement.

7.2                               Procedure Upon Termination.  In the event of termination and abandonment by the Company or any Investor pursuant to Section 7.1, written notice thereof specifying the provision of this Agreement pursuant to which such termination is effected, shall forthwith be given to the other parties hereto, and, solely with respect to a termination by the Company or all of the Investors, this Agreement shall terminate, and the subscription for the Units hereunder shall be abandoned and any consideration received by the Company from such Investor for such Investor’s Investor Units subscribed for hereunder shall be immediately returned to such Investor.  For the avoidance of doubt, a termination by any Investor shall only terminate the rights and obligations of such Investor hereunder and shall not affect the rights and obligations of the other parties hereto.  The parties acknowledge that the failure by any one Investor to consummate the subscription for such Investor’s Investor Units shall not affect or modify the obligations of the Company or the other Investors to consummate the transactions contemplated hereby.

7.3                               Effects of Termination.  In the event of any termination of this Agreement as provided in Section 7.1 by the Company or all of the Investors, this Agreement, except for the provisions of Section 5.1, this Section 7.3 and ARTICLE VIII, shall terminate and become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders with respect thereto.  Notwithstanding the foregoing, nothing in this Section 7.3 shall relieve any party to this Agreement of liability for fraud or any material breach of any covenant or agreement set forth in this Agreement.  No termination of this Agreement shall affect the obligations of the parties contained in any of the Confidentiality Agreements, all of which obligations shall survive termination of this Agreement in accordance with its terms.

ARTICLE VIII
MISCELLANEOUS

8.1                               Survival.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company or the Investors herein shall survive for one year following the Investment Closing, other than any covenants or agreements that by their terms survive for a longer period of time.

8.2                               Expenses.  Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses, including the Investor Registration Expenses (which shall be from the account of the Company).

8.3                               Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

8.4                               Governing Law.  This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.5                               Jurisdiction; Specific Enforcement.  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  To the fullest extent permitted by applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 8.7; provided, however, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Law.

8.6                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.7                               Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received when sent by email or facsimile by the party to be notified, provided, however, that notice given by email or facsimile shall not be effective unless either (i) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 8.7 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by email or fax or any other method described in this Section 8.7; or (c) when delivered by a courier (with confirmation of delivery); in each case to the party to be notified at the following address:

If to the Company, to:

QLT Inc.

887 Great Northern Way, Suite 250
Vancouver, BC V5T 4T5
Canada

Facsimile:  (604) 707-7001

Attention:  Geoffrey Cox, Interim Chief Executive Officer

Dori Assaly, Senior Vice President, Legal

Email:  gfcox@qltinc.com

dassaly@qltinc.com

with copies (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Facsimile:  (212) 310-8007

Attention:  Raymond O. Gietz

Email:  raymond.gietz@weil.com

If to an Investor, at its address set forth under its name on Schedule I hereto, or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered.  Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this Section 8.7; provided, however, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

8.8                               Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided, however, that any Investor may assign any of its rights hereunder to any of its Affiliates without the prior written consent of the Company, but no such assignment shall relieve such Investor of any of its obligations hereunder.  Subject to the first sentence of this Section 8.8, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  Any purported assignment not permitted under this Section 8.8 shall be null and void.

8.9                               Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

8.10                        Independent Legal and Investment Advice.  In addition, each party to this Agreement acknowledges having had the opportunity to obtain independent legal advice and independent investment advice in connection with the execution of this Agreement and the transactions contemplated hereby, prior to the execution of this Agreement, and further, each party to this Agreement represents to the other parties that it has either sought independent legal advice and independent investment advice or has waived its right to seek such advice.

8.11                        Entire Agreement.  This Agreement together with the annexes, schedules and exhibits hereto and, with respect to the Company and each Investor, the Confidentiality Agreement between the Company and such Investor, shall constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof, and this Agreement is not intended to grant standing to any Person other than the parties hereto.

8.12                        Amendments; Waivers.  At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and each of the Investors; provided, however, that (i) any amendment or waiver of any of the provisions of

Annex A shall require only the signature of the Company and the affected Investor, (ii) the amendment of this Agreement in order to have Units comprised of the Warrants and a Derivative Security in lieu of the Shares shall require only the signature of the Company and the affected Investor and (iii) that the consent of the Investors will not be required in connection with an amendment of this Agreement to add additional Investors and to issue additional Units provided that the Per Share Subscription Price is not less than $1.76.  Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. “Derivative Security” shall mean a derivative security that is exercisable for, or convertible into, Shares and which shall (i) be on economic terms substantially similar to the Shares, (ii) in the case of a capital stock, be non-voting (other than relating to the amendments to the terms of such security and as otherwise required by law), (iii) be exercisable for, or convertible into, Shares without the payment of any additional consideration (other than the requirement to pay a de minimis amount of consideration if required by law) and (iv) contain provisions, in substantially similar form to those contained in the Warrants, limiting the exercise or conversion thereof in a manner designed to prevent such Investor from beneficially owning the underlying shares for purposes of Section 16 of the Exchange Act.

8.13                        Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.  The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.14                        No Third-Party Beneficiaries.  Each of the Investors and the Company agrees that (a) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

8.15                        Obligations of the Investors and the Company.  The obligations of the Investors are several and not joint and the breach by any Investor of its obligations hereunder shall not result in any liability being incurred by any one or more of the other Investors as a result of such breach.  The Company acknowledges and agrees that should one or more Investors not be ready, willing and able to subscribe for its respective Units hereunder, any of the other Investors may subscribe for such Units in lieu of the non-performing Investor.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

QLT INC.

By:	/s/ Glen Ibbott
Name: Glen Ibbott
Title: Chief Financial Officer

[Signature Page to Unit Subscription Agreement]

BROADFIN HEALTHCARE MASTER FUND
LTD

By:	/s/ Kevin Kotler
Name: Kevin Kotler
Title: Managing Partner of Broadfin Capital
LLC, Investment Manager of Broadfin
Healthcare Master Fund Ltd.

[Signature Page to Unit Subscription Agreement]

SARISSA CAPITAL DOMESTIC FUND LP

By:	/s/ Mark DiPaolo
Name: Mark DiPaolo
Title: Authorized Signatory

SARISSA CAPITAL OFFSHORE MASTER
FUND LP

By:	/s/ Mark DiPaolo
Name: Mark DiPaolo
Title: Authorized Signatory

[Signature Page to Unit Subscription Agreement]

ARMISTICE CAPITAL MASTER FUND, LTD.

By:	/s/ Steven Boyd	6/13/16
Name: Steven Boyd
Title: Managing Member, Armistice Capital
LLC, investment manager to Armistice
Capital Master Fund, Ltd.

[Signature Page to Unit Subscription Agreement]

HEALTHCARE VALUE PARTNERS, LP

By:	General Partner of Healthcare Value
Partners, LP

By:	/s/ Joseph Riccardo
Name: Joseph Riccardo
Title: Managing Member
Healthcare Value Capital General Partner,
LLC

[Signature Page to Unit Subscription Agreement]

TIGER LEGATUS CAPITAL MANAGEMENT,
LLC

By:	/s/ Jesse Ro
Name: Jesse Ro
Title: Managing Member

[Signature Page to Unit Subscription Agreement]

Levcap Alternative Fund, LP

Ulysses Partners, L.P.

Ulysses Offshore Fund, Ltd.

By:	/s/ Sam Hendel
Name: Sam Hendel
Title: Portfolio Manager

THE K2 PRINCIPAL FUND L.P.

By:	K2 Genpar Ltd. by its General Partner K2
Genpar 2009 Inc.

By:	/s/ Shawn Kimel
Name: Shawn Kimel
Title: President

[Signature Page to Unit Subscription Agreement]

JW PARTNERS, LP

By:	JW GP, LLC, its General Partner

By:	/s/ Jason Wild
Name: Jason Wild
Title: Managing Member

J.W. OPPORTUNITIES MASTER FUND, LTD.

By:	JW GP, LLC, its Manager

By:	/s/ Jason Wild
Name: Jason Wild
Title: Managing Member

[Signature Page to Unit Subscription Agreement]

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P., its General Partner

By:	J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David J. Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD INTERNATIONAL MASTER
FUND, L.P.

By:	Deerfield Mgmt, L.P., its General Partner

By:	J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David J. Clark
Name: David Clark
Title: Authorized Signatory

[INVESTOR]

By:	/s/ Jason Aryeh
Name: Jason Aryeh
Title: (individual)

SCHEDULE I

SCHEDULE OF INVESTORS

Investor — Name (Jurisdiction) and Address	Subscription Price

Deerfield Partners, L.P. (Delaware)	$660,000.00

Deerfield International Master Fund, L.P. (British Virgin Islands)	$840,000.00

780 Third Avenue, 37th Floor
New York, New York 10017

Attn: David J. Clark
Fax: (212) 599-3075
Email: dclark@deerfield.com

JW Partners LP (Delaware)	$37,500.00

JW Opportunities Master Fund, Ltd. (Cayman Islands)	$12,500.00

515 Madison Ave., 14B
New York, New York 10022

Attn: Jason Wild
Fax: (212) 207-4674
Email: jwild@jwfunds.com

Broadfin Healthcare Master Fund, LTD (Cayman Islands)	$5,000,000.00

P.O. Box 1344
20 Genesis Close
Ansbacher House, 2nd Fl
Grand Cayman, KY1-1108

Attn: Kevin Kotler
Fax: (212) 808-2464

The K2 Principal Fund L.P. (Ontario)	$1,000,000.00

2 Bloor Street West, Suite 801
M4W 3E2
Ontario, Canada

Attn. Shawn Kimel
Fax # 416-703-4443

Investor — Name (Jurisdiction) and Address	Subscription Price

Healthcare Value Partners, LP (Delaware)	$3,520,000.00

50 Tice Blvd., Suite 140
Woodcliff Lake, NJ 07677

Attn: Thomas DesChamps,
Fax: 201-391-5376

Tiger Legatus Capital Management, LLC (Delaware)	$250,000.00

330 Madison Avenue, 24th Floor
New York, NY 10017

Attn: Mike Spero
Fax: 212-716-2361
Email: mspero@tigerlegatus.com

Jason Aryeh	$2,000,000.00

5811 Murphy Way
Malibu, California 90265

Fax: (203) 918-4174

Sarissa Capital Domestic Fund LP (Delaware)	$2,398,891.25

Sarissa Capital Offshore Master Fund LP (Cayman Islands)	$2,601,108.75

C/o Sarissa Capital Management LP
660 Steamboat Road, 3rd Floor
Greenwich, CT 06830

Attn: Mark Dipaolo

Armistice Capital Master Fund, Ltd. (Cayman Islands)	$2,999,999.20

dms Corporate Services
DMS House, 2nd Floor
Genesis Close
Grand Cayman, KY1-1208

Attn: Steven Boyd
Fax: (212) 231-4939
Email: sboyd@armisticecapital.com

Investor — Name (Jurisdiction) and Address	Subscription Price

Levcap Alternative Fund, L.P. (Delaware)	$140,418.08

c/o Levin Capital Strategies, LP
595 Madison Avenue, 16th Floor
New York, New York 10022

Attn: Sam Hendel

Ulysses Partners, L.P. (Delaware)	$241,079.52

One Rockefeller Plaza, 20th Floor
New York, New York 10020

Attn: Eric Squire

Ulysses Offshore Fund, Ltd. (Cayman Islands)	$58,502.40

c/o Ulysses Management Offshore LLC
One Rockefeller Plaza, 20th Floor
New York, New York 10020

Attn: Eric Squire
Total:	$21,759,999.20

ANNEX A

INVESTORS’ REGISTRATION RIGHTS

1.1                               Certain Definitions.

(a)                                 “Investor Prospectus” shall mean the prospectus (including any preliminary, final or summary prospectus) included in the Investor Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

(b)                                 “Investor Registration Expenses” shall mean any and all expenses incurred by the Company and its Subsidiaries in effecting the Investor Registration pursuant to this Agreement, including, all (a) Investor Registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (b) fees and expenses of compliance with any securities or “Blue Sky” Laws (including reasonable fees and disbursements of counsel in connection with “Blue Sky” qualifications of the Investor Shares), (c) expenses in connection with the preparation, printing, mailing and delivery of the Investor Registration Statement, Investor Prospectus and other documents in connection therewith and any amendments or supplements thereto, (d) printing expenses, (e) internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (f) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company and (g) fees and expenses of any special experts retained by the Company in connection with such Investor Registration.  Investor Registration Expenses shall not include, and the Company shall not have any obligation to pay, any out-of-pocket expenses of any Investor, including the attorneys’ fees of any such Investor.

(c)                                  “Investor Registration” shall mean the registration effected by preparing and filing (a) the Investor Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Investor Registration Statement, or (b) an Investor Prospectus and/or Investor Prospectus supplement in respect of the effective Investor Registration Statement.

(d)                                 The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(e)                                  “Registrable Securities” shall mean:  (i) the Investor Shares and any Shares issued or issuable to each Investor (A) upon any distribution with respect to, any exchange for or any replacement of such Investor Shares, or (B) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses, except that any such Shares or other securities shall cease to be Registrable Securities when (A) they have been sold to the public or (B) they may be sold by such Investor without restriction pursuant to Rule 144.

(f)                                   “Selling Expenses” shall mean all selling commissions and transfer taxes applicable to the sale, transfer, issuance or allotment of Registrable Securities and all fees and disbursements of counsel for Investors.

1.2                               Registration Requirements.  The Company shall use its commercially reasonable efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Investors, provided that in no event shall the Company be required to register the resale of the Registrable Securities in an underwritten offering.  Such commercially reasonable efforts by the Company shall include, without limitation, the following:

(a)                                 The Company shall use commercially reasonable efforts to, as expeditiously as possible:

(i)                                    prepare and promptly following the date on which the Form S-4 (as defined in the Merger Agreement) is declared effective by the SEC (and in no event later than the tenth (10th) Business Day following the date of effectiveness of the Form S-4), file a registration statement with the Commission pursuant to Rule 415 under the Securities Act covering resales by the Investors as selling stockholders (not underwriters) of the Registrable Securities (the “Investor Registration Statement”).  The Company shall use its commercially reasonable efforts to cause such Investor Registration Statement and other filings to be declared effective as soon as possible following its filing.

(ii)                                respond to all Commission comments, inquiries and requests, and shall request acceleration of effectiveness of the Investor Registration Statement at the earliest possible date.  The Company shall provide the Investors reasonable opportunity to review the portions of any such Investor Registration Statement or amendment or supplement thereto containing disclosure regarding the Investors prior to filing (such reasonable opportunity being no less than 3 Business Days prior to the initial filing of any Investor Registration Statement and one Business Day prior to the filing of any amendment or supplement thereto).

(iii)                            prepare and file with the Commission such amendments and supplements to such

Investor Registration Statement and the Investor Prospectus used in connection with such Investor Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Investor Registration Statement and notify the Investors of the filing and effectiveness of such Investor Registration Statement and any amendments or supplements.

(iv)                             furnish or otherwise make available to each Investor copies of a current prospectus included in the Investor Registration Statement conforming with the requirements of the Securities Act, copies of the Investor Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Investor may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Investor.

(v)                                 register and qualify the securities covered by the Investor Registration Statement under the securities or “Blue Sky” Laws of all domestic jurisdictions, to the extent required; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(vi)                             notify each Investor of the happening of any event (but not the substance or details of any such events) as a result of which the Investor Prospectus (including any supplements thereto or thereof) included in such Investor Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its commercially reasonable efforts to promptly update and/or correct such prospectus.

(vii)                         notify each Investor of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Investor Registration Statement or the threat or initiation of any proceedings for that purpose.  The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(viii)                     if required by the NASDAQ or the principal securities exchange and/or market on which the Company’s common shares are then listed, qualify the Registrable Securities covered by such Investor Registration Statement for listing on the NASDAQ or the principal securities exchange and/or market on which the Company’s common shares are then listed, including the preparation and filing of any required filings with such principal market or exchange.

(ix)                             Promptly notify each Investor who holds Registrable Securities covered by the Investor Registration Statement of (i) the Company’s submission of an acceleration request with respect to the Investor Registration Statement; (ii) the effectiveness on the actual effective date thereof; and (iii) the issuance of any “stop order” or order preventing or suspending the use of any prospectus relating to the Registrable Securities.

(b)                               The Company may suspend the use of any Investor Prospectus used in connection with the Investor Registration Statement only in the event, and for such period of time as, (i) such a suspension is required by the rules and regulations of the Commission or any self-regulatory organization, or (ii) it is determined in good faith by the Board of the Company that because of valid business reasons (not including the avoidance of the Company’s obligations hereunder), it is in the best interests of the Company to suspend such use, and prior to suspending such use in accordance with this clause (b) the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.  The Company will use commercially reasonable efforts to cause such suspension to terminate at the earliest possible date.  Notwithstanding the foregoing, the use of any Investor Prospectus may be suspended by reason of clause (ii) of this subsection (b) for a period of time not to exceed (A) sixty (60) consecutive days for any one such suspension or (B) an aggregate of ninety (90) days during the Investor Registration Period; provided that the Company shall not utilize this right more than twice in any 12-month period.

(c)                                The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Investor Registration Statement and the Investor Prospectus used in connection with the Investor Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Investor Registration Statement effective at all times during the Investor Registration Period (as defined below), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Investor Registration Statement.  In the case of amendments and supplements to the Investor Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 1.2(c)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Investor Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Investor Registration Statement.

(d)                                 Each Investor agrees by its acquisition of the Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 1.2(a)(vi) or (a)(vii), and upon notice of any suspension under Section 1.2(b), such Investor will forthwith discontinue disposition of such Registrable Securities under the Investor Registration Statement until such Investor’s receipt of the copies of the supplemented prospectus and/or amendment to the Investor Registration Statement contemplated by this Section 1.2, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or the Investor Registration Statement.  The

Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)                                  If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the Subscription Price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to the Investor Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

1.3                               Expenses of Investor Registration.  All Investor Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of an Investor shall be borne by such Investor.

1.4                               Investor Registration Period.

(a)                                 In the case of the Investor Registration, the Company shall keep such registration effective from the date on which the Investor Registration Statement initially became effective until the earlier of: (i) the date on which all the Investors have completed the sales or distribution described in the Investor Registration Statement relating to the Registrable Securities registered for resale thereunder; (ii) until such Registrable Securities may be sold by the Investors without restriction pursuant to Rule 144 (or any successor thereto); or (iii) one year from the effective date of the Investor Registration Statement, other than with respect to any Investor who is an “affiliate” (as defined in Rule 144(a)(1) of the Securities Act) of the Company (the “Investor Registration Period”).  Thereafter, the Company shall be entitled to withdraw such Investor Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the Investor Registration Statement (or any prospectus relating thereto).

(b)                                 An Investor’s registration rights hereunder shall expire at such time as it no longer holds any Registrable Shares.  Termination of such registration rights shall be conditioned upon the Company’s action to remove the restrictive legends from any Registrable Securities held by such Investor and the reissuance of unlegended certificates, in physical or electronic format, to such Investor prior to the effective termination of the Agreement.

1.5                               Indemnification.

(a)                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) each Investor and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each Investor’s Affiliates’

officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls (within the meaning of the Securities Act, the Exchange Act) such Persons, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities and expenses (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in the Investor Registration Statement (including any Investor Prospectus) or any other document incorporated by reference therein, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not false or misleading (in the case of any Investor Prospectus, in light of the circumstances under which they were made), or (C) any violation by the Company of the Securities Act, the Exchange Act, the Canadian Securities Laws or any state securities or “Blue Sky” Laws applicable to the Company, and will reimburse each of the Persons listed above, for any reasonable and documented out-of-pocket legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses; provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission based upon written information furnished to the Company by such Person and stated to be specifically for use in such Investor Registration Statement or Investor Prospectus.

(b)                                 Indemnification by Investors.  Each Investor agrees to indemnify and hold harmless, to the fullest extent permitted by Law, (i) the Company and its officers, directors, stockholders, employees, advisors, agents and Affiliates, (ii) each of the Company’s Affiliates’ officers, directors, stockholders, employees, advisors, agents, and (iii) each Person who controls the Company (within the meaning of the Securities Act, the Exchange Act or the Canadian Securities Laws), against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact made by such Investor contained in the Investor Registration Statement (including any Investor Prospectus) or any other document incorporated by reference therein or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Investor therein not false or misleading (in the case of any Investor Prospectus, in light of the circumstances under which they were made), and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use in such Investor Registration Statement or Investor Prospectus, provided, however, that the obligations of each Investor hereunder shall be limited to such Investor’s respective Subscription Price.

(c)                                  Conduct of the Indemnification Proceedings.  Each Person entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the Person required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such Indemnified Party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5 unless the Indemnifying Party is actually and materially prejudiced thereby.  It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel would be reasonably likely to result in a conflict of interest on the part of such legal counsel for all Indemnified Party, separate counsel shall be appointed for the Indemnified Parties to the extent needed to alleviate such potential conflict of interest.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnified Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)                                 Contribution.  If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each Investor shall be limited to an amount equal to the such Investor’s respective Subscription Price; and provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or gross negligence shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation or gross negligence.

(e)                                  Exclusivity.  Subject to the limitations on each Investor’s liability set forth in Section 1.5(b) and Section 1.5(d), the remedies provided for in this Section 1.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at Law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of an Investor or any Indemnified Party and survive the transfer of the Investor Shares by an Investor.

1.6                               Survival.  The indemnity and contribution agreements contained in Section 1.5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

1.7                               Information by Investors.  Each Investor shall promptly furnish to the Company such information regarding such Investor and the distribution and/or sale proposed by such Investor as the Company may from time to time reasonably request in writing in connection with any Investor Registration, qualification or compliance referred to in this Agreement, and the Company may exclude from such Investor Registration the Registrable Securities of any Investor who unreasonably fails to furnish such information within a reasonable time after receiving such request.  The intended method or methods of disposition and/or sale of such securities as so provided by such purchaser shall be included without alteration in the Investor Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Investor.  Each Investor agrees that, other than ordinary course brokerage arrangements, in the event it enters into any arrangement with a broker dealer for the sale of any Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, such Investor shall promptly deliver to the Company in writing all applicable information required in order for the Company to be able to timely file a supplement to the Investor Prospectus pursuant to Rule 424(b), or take any other action, under the Securities Act, to the extent that such supplement or other action is legally required.  Such information shall include a description of (i) the name of such Investor and of the participating broker dealer(s), (ii) the number of Registrable Securities involved, (iii) the price at which such Registrable Securities were or are to be sold, and (iv) the commissions paid or to be paid or discounts or concessions allowed or to be allowed to such broker dealer(s), where applicable.

ANNEX B

FORM OF WARRANT AGREEMENT

EXECUTION VERSION

AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT

THIS AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT (this “Amendment”) is made as of September 9, 2016, by and among QLT Inc., a corporation formed under the laws of the Province of British Columbia, Canada (the “Company”) and Broadfin Healthcare Master Fund, Ltd. (“Broadfin,” and, together with QLT, the “Parties,” each a “Party”).  Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Original Agreement (as defined below).

RECITALS

WHEREAS, the Company and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Aegerion”), have entered into an Agreement and Plan of Merger (as the same may be amended, restated, supplemented or modified, the “Merger Agreement”), pursuant to which a wholly-owned subsidiary of the Company would merge with and into Aegerion (the “Merger”), with Aegerion surviving as a wholly-owned indirect subsidiary of the Company;

WHEREAS, Broadfin has agreed to provide capital to the Company in support of the Merger by entering into the Unit Subscription Agreement, dated June 14, 2016, by and among the Company and the Investors  (the “Original Agreement” and, as the same may be amended, restated, supplemented or modified, the “Agreement”);

WHEREAS, pursuant to the Original Agreement, the Company agreed to allot and issue to Broadfin, and Broadfin agreed to subscribe for, 2,840,909 units, each consisting of one common share of the Company (collectively, the “Shares”), one DOJ/ SEC Matter Warrant and one Class Action Lawsuit Warrant (both as defined in the Warrant Agreement);

WHEREAS, Broadfin wishes to purchase, in lieu of the Shares, fully paid-up warrants to purchase the Shares substantially in the form attached hereto as Exhibit A (the “Share Warrants”);

WHEREAS, the Share Warrants constitute a Derivative Security, as defined in Section 8.12 of the Original Agreement;

WHEREAS, pursuant to Section 8.12 of the Original Agreement, the amendment of the Original Agreement to substitute the Share Warrants for the Shares to be purchased by Broadfin requires only the signature of the Company and the affected Investor, viz., Broadfin;

WHEREAS, the Company and Broadfin desire to amend the Original Agreement to provide for the issuance to Broadfin of 2,840,909 units, each consisting of one Share Warrant, one DOJ/SEC Matter Warrant and one Class Action Lawsuit Warrant;

NOW THEREFORE in consideration of the premises and the covenants and agreements contained herein, the Parties agree as follows:

1.             Purchase of Units Comprising the Share Warrants and the Warrants.  (a)  Instead of purchasing the Units allocable to Broadfin under the Original Agreement, Broadfin will instead purchase an equal number of Units, each consisting of one Share Warrant, substantially in the

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form attached hereto as Exhibit A, one DOJ/ SEC Matter Warrant and one Class Action Lawsuit Warrant (the “Broadfin Units”).  Accordingly, the Original Agreement shall be interpreted, solely with respect to the rights and obligations of Broadfin and the Company (as pertains to Broadfin) as follows:

(i)            at the Investment Closing, the Company will deliver the Share Warrants to Broadfin in lieu of Broadfin’s Investor Shares;

(ii)           at the Investment Closing, the Company shall be obligated to deliver or cause to be delivered, to Broadfin, the Share Warrants, substantially in the form attached hereto as Exhibit A, duly executed on behalf of the Company and registered in the name of Broadfin, which Share Warrants shall be free and clear of any Liens;

(iii)          the Company shall use commercially reasonable efforts to cause the Shares underlying the Share Warrants to be approved for listing on NASDAQ and conditionally approved for listing on the TSX prior to the Investment Closing, as mutually agreed by the parties, subject to official notice of issuance in respect of NASDAQ and subject to compliance with all of the customary requirements of the TSX, including receipt of all documentation required by the TSX;

(iv)          all references made in Section 2.3(a), 3.1, 5.9 and 6.2(c) of the Original Agreement to “Warrants” shall be deemed to include the Share Warrants and all references to “Warrant Shares” shall be deemed to include the Shares underlying the Share Warrants;

(v)           all references made in Annex A to the Original Agreement to “Investor Shares” shall be deemed to refer to the Shares underlying the Share Warrants and not the Share Warrants; and

(vi)          for the avoidance of doubt, the number of Shares underlying the Share Warrants shall be included in the aggregate number of Investor Shares included in the calculation of  the “Pre-Merger QLT Share Number” as such term is used in the Warrant Agreement.

(vii)         all references made in Section 3.1 of the Original Agreement to “Units” shall be deemed to refer to the Broadfin Units.

2.             Full Force and Effect.  Except as amended by this Amendment, the Original Agreement shall continue in full force and effect pursuant to its terms.

3.             Counterparts; Effectiveness.  This Amendment may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties.  Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

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4.             Governing Law.  This Amendment, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.             Severability.  Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment in any other jurisdiction.  If any provision of this Amendment is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

[The remainder of this page is left intentionally blank]

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IN WITNESS WHEREOF the Parties have executed this Amendment as of the date first written above.

QLT INC.

By:	/s/ Glen Ibbott
Name: Glen Ibbott
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT]

BROADFIN HEALTHCARE MASTER FUND, LTD.

By:	/s/ Kevin Kotler
Name: Kevin Kotler
Title: Managing Partner of Broadfin Capital LLC,
Investment Manager of Broadfin Healthcare Mater Fund Ltd.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT]

EXHIBIT A — SHARE WARRANTS

FINAL FORM

WARRANT CERTIFICATE

FULLY PAID WARRANTS

to acquire Common Shares of
QLT INC.

(incorporated pursuant to the laws of the Province of British Columbia)

Warrant Certificate No.: [•]	[2,840,909] Warrants
Issue Date: [•], 2016

THIS WARRANT CERTIFICATE (“WARRANT CERTIFICATE”) IS TO CERTIFY THAT, for value received, Broadfin Healthcare Master Fund, LTD. (the “Holder”) is the registered holder of the number of fully paid-up warrants (the “Warrants”) to acquire common shares in the capital of QLT Inc. (the “Company”) specified above, and is entitled, on exercise of each Warrant upon and subject to the terms and conditions set forth herein, to acquire at any time, and from time to time, from and after the issuance of the Warrants and before 5:00 p.m. (Pacific Time) on [enter DATE that is the tenth anniversary of the issuance date] (the “Expiration Date”), one (1) (the “Exercise Number”) fully paid and non-assessable common share without par value in the capital of the Company as constituted on the date hereof (“Common Shares” or “Common Stock”).

1.                                      Exercise

1.1.                            Exercise. The right to acquire Common Shares may only be exercised by the Holder within the time set forth above by duly completing and executing the notice of exercise in the form attached hereto (the “Notice of Exercise”) and delivering it to the Company at its principal office as set out in Section 4.1, together with, if applicable, a completed Canada Revenue Agency - Form NR301 - Declaration of eligibility for benefits under a tax treaty for a non-resident taxpayer.

1.2.                            Notice of Exercise. The duly completed Notice of Exercise will be deemed to have been received only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Company at its principal office as set out in Section 4.1.

1.3.                            Exercise Price. Notwithstanding anything herein to the contrary, the Warrants are fully paid-up warrants and no exercise price need be paid on the exercise of the Warrants.

1.4.                            Beneficial Ownership. The Company shall not effect any exercise of the Warrants, and the Holder shall not have the right to exercise any portion of the Warrants, to the extent that after giving effect to such issuance after exercise as set

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forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrants beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 1.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1.4 applies, the determination of whether the Warrants are exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of the Warrants are exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether the Warrants are exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of the Warrants are exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall not have any obligation to verify or confirm the accuracy of such determination and the Company shall not have any liability for exercise of the Warrants that are not in compliance with the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.4, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two trading days confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be

9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Warrants; provided, however, that the Holder may, by written notice to the Company, increase or decrease the Beneficial Ownership Limitation applicable to the Holder to any other percentage specified in such notice, provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants. The provisions of this Section 1.4 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.4 to correct this Section 1.4 (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 1.4 shall apply to a successor holder of the Warrants.

1.5.                            Certificates. Certificates for the Common Shares subscribed for will be mailed to the persons specified in the Notice of Exercise at their respective addresses specified therein or, if so specified in the Notice of Exercise, delivered to such persons at the office where this Warrant Certificate is surrendered.

1.6.                            Registry of Warrants. The Company shall maintain a registry (the “Warrant Registry”) showing the address of the Holder and the date and number of Warrants held by the Holder. Except as otherwise provided in this Warrant Certificate, the Company may deem and treat any Registered Holder of a Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone).

1.7.                            Exchange of Warrant Certificates. Each Warrant Certificate may be exchanged for another Warrant Certificate or Certificates of like tenor and representing the same aggregate number of Warrants. Any Holder desiring to exchange a Warrant Certificate or Certificates shall deliver a written request to the Company and shall properly endorse and surrender the Warrant Certificate or Certificates to be so exchanged. Thereupon, the Company shall countersign and deliver to the Holder a new Warrant Certificate or Certificates, as so requested, in such name or names as the Holder shall designate.

1.8.                            Cancellation of Warrant Certificates. If and when any Warrant Certificate has been exercised in full, the Company shall promptly cancel such Warrant Certificate following its receipt from the Holder or, to the extent required by Applicable Law, retain such Warrant Certificate. Upon exercise of a Warrant Certificate in part and not in full, the Company shall issue and deliver or shall cause to be issued and delivered to the Holder a new Warrant Certificate or Certificates evidencing the Holder’s remaining Warrants. The Company and no one else may cancel Warrant Certificates surrendered for transfer, exchange, replacement, cancellation or exercise. The Company may not issue new Warrant Certificates to replace cancelled Warrant Certificates that have been exercised or purchased by it.

1.9.                            No Fractional Common Shares or Scrip. No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon any exercise of Warrants. The number of Common Shares to be issued to the Holder upon the exercise of Warrants shall be rounded down to the nearest whole number. The Holder shall receive no consideration in lieu of fractional Common Shares.

1.10.                     Lost, Stolen, Destroyed or Mutilated Warrants. If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall countersign and deliver, in exchange and substitution for, and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Certificate and an affidavit and the posting of an open penalty bond satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

1.11.                     Transferability and Assignment. At the option of the Holder thereof, the Warrants and all rights attached thereto may be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, by the Holder or by duly authorized attorney, and one or more new Warrant Certificates shall be made and delivered and registered in the name of one or more transferees, upon surrender and upon compliance with all Applicable Laws and subject to the Holder’s presenting due evidence of authority to transfer which shall include a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other evidence of authority that may be reasonably required by the Company. Warrants may only be transferred upon surrender of this Warrant Certificate to the Company or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Company or other registrar and upon compliance with the conditions prescribed in the Warrant Certificate and with such reasonable requirements as the Company may prescribe and upon the transfer being duly noted thereon by the Company. Time is of the essence hereof.

1.12.                     Issuance of Warrant Certificates. When the Holder, transferee of the Holder or other designee of the Holder is entitled to receive a new or replacement Warrant Certificate, the Company shall issue or shall cause to be issued such new or replacement Warrant Certificate as promptly as reasonably practicable.

1.13.                     Issuance of Common Shares. Upon the exercise of any Warrants, the Company shall deliver or shall cause to be delivered the number of full Common Shares to which the Holder shall be entitled as promptly as reasonably practicable. All Common Shares shall be issued in such name or names as the Holder may designate and delivered to the Holder or its nominee or nominees.

1.14.                     Charges, Taxes and Expenses. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Shares upon the exercise of Warrants; provided, however, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates (if any) for Common Shares in a name other than that of the registered holder of such Warrants. The Company shall be responsible for calculating any withholding taxes payable under Applicable Law in respect of the issuance of the Common Shares upon the exercise of the Warrants and the Company shall be entitled to, deduct and withhold from the Common Shares such number of Common Shares as the Company may determine is required to be deducted and withheld under Applicable Law, and any such withheld shares of Common Stock shall be treated for all purposes of this Warrant Certificate as having been distributed or sold to the Holder in respect of whom such deduction and withholding was made.

1.15.                     Issued Common Shares. The Company hereby represents and warrants that all Common Shares issued in accordance with the terms of this Warrant Certificate will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Holder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Common Shares so issued will be deemed to have been issued to the Holder as of the close of business on the date on which the Warrants were duly exercised, notwithstanding that the stock transfer books of the Company may then be closed or certificates (if any) representing such Warrant Shares may not be actually delivered on such date.

1.16.                     Reservation of Sufficient Common Shares. There have been reserved, and the Company shall at all times through the Expiration Date keep reserved, out of its authorized but unissued Common Stock, solely for the purpose of the issuance of Common Shares in accordance with the terms of this Warrant Certificate, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company’s capital stock issuable upon the exercise of any of the rights of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. If applicable, the Company shall supply such transfer agents with duly executed stock certificates for such purposes. The Company shall furnish such transfer agent with a copy of all notices of adjustments and certificates related thereto, transmitted to the Holder pursuant to Section 4.1.

1.17.                     No Impairment. The Company will not, and the Company will cause its Subsidiaries not to, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Warrant Certificate. The Company shall at all times in good faith assist in the carrying out of all provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

1.18.                     CUSIP Numbers. The Company, in issuing the Warrants, may use “CUSIP” numbers (if then generally in use) and, if so, the Company shall use “CUSIP” numbers in notices as a convenience to the Holder; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.

1.19.                     No Rights as Shareholders. A Warrant shall not, prior to its exercise, confer upon the Holder or the Holder’s transferee, in the Holder’s or such transferee’s capacity as a Holder, the right to vote or receive dividends (other than as contemplated by Section 2 herein), or consent or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. In no event will the Warrants or the Common Shares issuable hereunder be considered to constitute a class separate and distinct from the common shares of the Company for the purposes of the Business Corporations Act (British Columbia), and the Holder expressly agrees that it will not at any time seek, in a court proceeding or otherwise, to have them considered as such.

1.20.                     Registration. Unless all of the Common Shares underlying this Warrant are eligible for sale under Rule 144 under the Securities Act of 1933, as amended, (the “Securities Act”) without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall (a) use commercially reasonable efforts to register, under the Securities Act, such Common Shares for resale, and (b) use commercially reasonable efforts to maintain such registration of such Common Shares on terms consistent with those included in the Investor Registration Statement (as defined in the Unit Subscription Agreement dated June 14, 2016, as amended).

2.                                      Antidilution Provisions

2.1.                            Adjustments and Other Rights. The Exercise Number shall be subject to adjustment from time to time as provided by this Section 2; provided, however, that if more than one Section of this Section 2 is applicable to a single event, the Section shall be applied that produces the largest adjustment, and no single event shall cause an adjustment under more than one Section of this Section 2 so as to result in duplication; and provided further that no issuance of Warrant Shares, as defined in that certain Warrant Agreement, dated [•], 2016, by and between the Company and Computershare Trust Company of Canada, shall result in any adjustment under this Section 2.

2.2.                            Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall, prior to the Expiration Date, (a) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (b) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Exercise Number at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted by multiplying the Exercise Number effective immediately prior to such event by a fraction (x) the numerator of which shall be the total number of outstanding shares of Common Stock immediately after such event and (y) the denominator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event.

2.3.                            Business Combinations or Reclassifications of Common Stock. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 2.2), a Holder’s right to receive shares upon exercise of a Warrant shall be converted into the right to exercise such Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of such Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to such Holder’s right to exercise a Warrant in exchange for any shares of stock or other securities or property pursuant to this section. In determining the kind and amount of stock, securities or the property receivable upon exercise of a Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the consideration that a Holder shall be entitled to receive upon exercise shall be deemed to be the types and amounts of consideration received by the majority of all holders of the shares of Common Stock that affirmatively make an election (or of all such holders if none make an election). In connection with the consummation of a Business Combination or reclassification, in determining the number of shares Common Stock deemed exercisable under this Warrant, such number shall be determined without regard to the provisions of Section 1.4 herein.

2.4.                            Rounding of Calculations; Minimum Adjustments. All calculations under this Section 2 shall be made to the nearest one-hundredth (1/100th) of a share. Any provision of this Section 2 to the contrary notwithstanding, no adjustment in the Exercise Number shall be made if the amount of such adjustment would be less than one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1/10th of a share of Common Stock, or more, or on exercise of a Warrant if it shall earlier occur. The provisions of this Section 2.4 shall not be deemed to supersede the provisions of Section 1.9.

2.5.                            Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 2 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment, subject to any retroactive readjustment in accordance with Section 2.6.2.

2.6.                            Other Events; Provisions of General Applicability.

2.6.1. The Exercise Number shall not be adjusted in the event of (i) a change in the par value of the Common Stock, (ii) a change in the jurisdiction of incorporation of the Company or (iii) any conversion of shares of any other class of common stock of the Company outstanding as of the date of this Warrant Certificate into shares of Common Stock in accordance with the conversion mechanisms set forth in the Company’s certificate of incorporation as of the date of this Warrant Certificate.

2.6.2. In the event that any dividend or distribution described in Section 2.2 is not so made, the Exercise Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Number that would then be in effect if such record date had not been fixed.

2.7.                            Statement Regarding Adjustments. Whenever the Exercise Number shall be adjusted as provided in this Section 2, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Number after such adjustment. The Company shall cause a copy of such statement to be sent or communicated to the Holder pursuant to Section 4.1.

2.8.                            Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 2 (but only if the action of the type described in this Section 2 would result in an adjustment in the Exercise Number or a change in the stock of the Company to be delivered upon exercise of a Warrant), the Company shall cause a notice to be sent or communicated to the Holder in the manner set forth in Section 4.1, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Number and the number, kind or class of shares which shall be deliverable upon exercise of a Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

2.9.                            Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 2, the Company shall take any action which may be necessary, including obtaining regulatory or shareholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares that the Holder is entitled to receive upon exercise of a Warrant pursuant to this Section 2.

2.10.                     Adjustment Rules. Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.

2.11.                     Prohibited Actions. The Company agrees that it will not take any action which would entitle the Holder to an adjustment of the Exercise Number if the total number of shares of Common Stock issuable after such action upon exercise of the Warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Notice of Articles.

2.12.                     Accuracy of Notice of Exercise. The Company shall not be responsible for making any investigations into the accuracy of a declaration made by the Holder in a Notice of Exercise and the Company shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of such declaration being false.

3.                                      Miscellaneous

3.1.                            Notices. Any notice pursuant to this Warrant Certificate by the Holder to the Company shall be in writing and shall be delivered by facsimile transmission, or mailed first class, postage prepaid, to the Company, at its offices at 887 Great Northern Way, Suite 250, Vancouver, B.C. V5T 4T5, Canada, Attention: Senior Vice President, Legal. Each party to this Warrant Certificate may from time to time change the address to which notices to it are to be delivered or mailed by notice to the other party. Any notice mailed pursuant to this Warrant Certificate by the Company shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to the Holder at its address on the registry of the Company.

3.2.                            Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Warrant Certificate by one or more substantially concurrent written instruments duly signed by the Company and the Holder.

3.3.                            Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company or the Holder under this Warrant Certificate.

3.4.                            Governing Law; Jurisdiction. THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS. IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF BRITISH COLUMBIA RESIDING IN THE CITY OF VANCOUVER, BRITISH COLUMBIA. NOTICE MAY BE SERVED UPON THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 4.1 AND UPON THE HOLDER AT THE ADDRESS FOR THE HOLDER SET FORTH IN THE REGISTRY MAINTAINED BY THE COMPANY PURSUANT TO SECTION 1.6. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS WARRANT CERTIFICATE.

3.5.                            Benefits of this Warrant Certificate. This Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Holder.  Nothing in this Warrant  Certificate shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate.

3.6.                            Counterparts. This Warrant Certificate may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

3.7.                            Table of Contents; Headings. The table of contents and headings of the Sections of this Warrant Certificate have been inserted for convenience of reference only, are not intended to be considered a part of this Warrant Certificate and shall not modify or restrict any of the terms or provisions of this Warrant Certificate.

3.8.                            Severability. The provisions of this Warrant Certificate are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Warrant Certificate in any jurisdiction.

3.9.                            Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

3.10.                     Termination. This Warrant Certificate and all obligations hereunder will terminate automatically and have no further force or effect, without any further action by any party, upon the Expiration Date.

3.11.                     Force Majeure. No party shall be liable to the other, or held in breach of this Warrant Certificate, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Warrant Certificate shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 3.11.

3.12.                     English Language. The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

3.13.                     Legend. The following legend, in substantially the following form, shall appear on the face of all Warrants and/or Warrant Shares as appropriate (and all Warrants and Warrant Shares issued in exchange therefor or substitution thereof) issued under this Agreement:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.”

The foregoing legend shall appear on the face of all Warrant Shares issued upon exercise of this Warrant Certificate.

3.14.                     Definitions

“Applicable Law” in respect of any person, property, transaction or event, means all laws, statutes, codes, ordinances (including zoning), approvals, rules, regulations, instruments, by-laws, notices, policies, protocols, guidelines, guidance, manuals, treaties or other requirements of any governmental authority having the force of law and any legal requirements arising under the common law or principles of law or equity.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Beneficial Ownership Limitation” has the meaning set forth in Section 1.4.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s shareholders, other than the Merger.

“business day” means any day except Saturday, Sunday and (i) at any time when the Warrants are listed on the NASDAQ Stock Market or the New York Stock Exchange, any day on which the NASDAQ Stock Market or the New York Stock Exchange, as applicable, is authorized or required by law or other governmental actions to close or (ii) at any time when the Warrants are not listed on the NASDAQ Stock Market or the New York Stock Exchange, any day on which banking institutions in the Province of British Columbia or the State of New York are authorized or required by law or other governmental actions to close.

“Common Stock” has the meaning set forth in the preamble.

“Company” has the meaning set forth in the preamble.

“CUSIP” has the meaning set forth in Section 1.18.

“Exchange Act” has the meaning set forth in Section 1.4.

“Exercise Number” has the meaning set forth in the preamble.

“Expiration Date” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Merger Agreement” has the meaning set forth in the preamble.

“Notice of Exercise” has the meaning set forth in Section 1.1.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Subsidiary” means any corporation, limited liability company, partnership, association, trust or other entity the accounts of which would be consolidated with those of such party in such party’s consolidated financial statements if such financial statements were prepared in accordance with U.S. GAAP, as well as any other corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests or, in the case of a limited liability company, the managing member) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“trading day” means (i) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day or (ii) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (x) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (y) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock. The term “trading day” with respect to any security other than the Common Stock shall have a correlative meaning based on the primary exchange or quotation system on which such security is listed or traded.

“U.S. GAAP” means United States generally accepted accounting principles.

“Warrant” and “Warrants” has the meaning set forth in the preamble.

“Warrant Certificate” and “Warrant Certificates” has the meaning set forth in the preamble.

“Warrant Registry” has the meaning set forth in Section 1.6.

IN WITNESS WHEREOF the Company and the Holder have caused this Warrant Certificate to be duly executed as of the date first written above.

QLT INC.

By:
Name: Glen Ibbott
Title: Chief Financial Officer

[Signature Page to Warrant Certificate]

Broadfin Healthcare Master Fund, LTD.

By:
Name:
Title:

[Signature Page to Warrant Certificate]

NOTICE OF EXERCISE — WARRANTS
(To be executed upon exercise of Warrants)

To: QLT INC. (the “Company”)

887 Great Northern Way, Suite 250
Vancouver, B.C. V5T 4T5, Canada
Attention: Senior Vice President, Legal

The fully paid-up Warrants represented by this Warrant Certificate have been issued pursuant to the Warrant Certificate dated                     , 2016 by and between the Company and the Holder (the “Warrant Certificate”) and the undersigned hereby irrevocably elects to exercise the right of acquisition represented by the within Warrant Certificate, and to acquire thereunder,                            Common Shares without par value in the capital of the Company as provided for therein, by electing to receive                             Common Shares without the requirement to pay any exercise price in respect thereof.

Any capitalized term in this Notice of Exercise that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Certificate.

☐                                    By checking this box, the Holder hereby irrevocably declares that it has reviewed and applied the terms set out in Section 1.4 of the Warrant Certificate and has conclusively determined that it is entitled to exercise the Warrants described above. This box must be checked in order for the Warrants to be exercised. By checking this box, the Holder acknowledges that the Company shall not be responsible for making any investigations into the accuracy of the declaration made by the Holder above and the Company shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of the Holder making a false declaration.

☐                                         If the undersigned holder of the Warrant Certificate is not a Canadian resident, check this box. Non-resident holders should consult their own tax advisors concerning their ultimate Canadian tax liability. If applicable, non-resident holders should deliver, with this Notice of Exercise, a completed Canada Revenue Agency (“CRA”) - Form NR301 - Declaration of eligibility for benefits under a tax treaty for a non-resident taxpayer (“NR301”). Failure to supply a completed NR301 will result in the Company withholding the statutory 25% withholding tax rate on any payment made to you. At that point, should you decide to, it will be your responsibility to claim the difference back from CRA.

Please issue a certificate or certificates for such shares of Common Shares in the name of:

NAME:

ADDRESS:

Please print full name in which certificates representing the Common Shares are to be issued. If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Company all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed, with signature guaranteed.

Once completed and executed, this Notice of Exercise must be mailed or delivered to the Company at the address given above.

DATED this        day of       , 20    .

)
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)
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Witness	)	(Signature of Holder, to be the same as
	)	appears on the face of this Warrant Certificate)
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Name of Registered Holder

Certificates will be delivered or mailed to the address of the Holder as soon as practicable after the delivery of this Exercise Form, duly executed, to the Company.

FORM OF TRANSFER — WARRANTS

(To be executed only upon transfer of Warrant Certificate to the extent such transfer is permissible under the terms thereof)

To:                                  QLT Inc. (the “Company”)

887 Great Northern Way, Suite 250
Vancouver, B.C. V5T 4T5, Canada
Attention: Senior Vice President, Legal

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

(print name and address) the Warrants represented by this Warrant Certificate and hereby irrevocably constitutes and appoints                                 as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Company.

☐                                    If transfer is to a U.S. Person, check this box.

DATED this          day of              , 20  .

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))
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	)	Signature of Transferor

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Guarantor’s Signature/Stamp	)	Name of Transferor

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REASON FOR TRANSFER — For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐	☐
	CAD OR	USD

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER — FOR US RESIDENTS ONLY

Consistent with US IRS regulations, the Company is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).